STEIN ROE ADVISOR FUNDS

SEMIANNUAL REPORT
MARCH 31, 1999

PHOTO OF: CORN IN FIELD

STEIN ROE ADVISOR FUNDS

GROWTH AND INCOME FUNDS

                  STEIN ROE ADVISOR GROWTH & INCOME FUND

logo
                             STEIN ROE MUTUAL FUNDS
                         ------------------------------
                   Sensible Risk. Intelligent Investments(R).

CONTENTS

PERFORMANCE..................................................................1
How the Stein Roe Advisor Growth & Income Fund has done over time

QUESTIONS & ANSWERS
Interview with the portfolio manager and summary of investment activity......2

PORTFOLIO OF INVESTMENTS.....................................................4
A complete list of investments with market values

FINANCIAL STATEMENTS.........................................................7
Statements of assets and liabilities, operations and changes in net assets

NOTES TO FINANCIAL STATEMENTS...............................................13

FINANCIAL HIGHLIGHTS........................................................15
Selected per-share data




Must be accompanied or preceded by a prospectus.

Fund Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). Six-Month Cumulative and Average Annual Total Returns Periods ended March 31, 1999

                                             Past 6   Past 1   Past 5   Past 10
                                             Months   Year     Years    Years
                                           -------------------------------------
STEIN ROE ADVISOR GROWTH & INCOME FUND       20.00%   8.22%    19.86%   16.55%
Standard & Poor's 500 Index                  27.32   18.49    26.23    18.95
Lipper Growth & Income Fund Average          20.06   5.47     19.53    14.92
Number of Funds in Peer Group                  872     808      321      151
Source: Lipper, Inc., a monitor of mutual fund performance.


INVESTMENT COMPARISON
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

               ADVISOR                              LIPPER GROWTH &
          GROWTH & INCOME        S&P 500               INCOME FUND
                FUND              INDEX            AVERAGE (151 FUNDS)
----------------------------------------------------------------------
3/31/89        10000              10000                 10000
3/31/90        11756              11922                 11342
3/31/91        13276              13637                 12699
3/31/92        15540              15139                 14387
3/31/93        17951              17441                 16459
3/31/94        18927              17697                 17139
3/31/95        20439              20447                 18866
3/31/96        26882              27004                 24123
3/31/97        31291              32356                 27918
3/31/98        43770              47875                 39180
3/31/99        47460              56725                 41095


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. This illustration assumes a $10,000 investment on March 31, 1989, and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of securities that differs from the composition of each Stein Roe fund; it is not available for direct investment. The Advisor currently limits expenses to 1.40% of average daily net assets of the Stein Roe Advisor Growth & Income Fund; absent these limits, total returns would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997 is based on the performance of the SR&F Growth & Income Portfolio, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving any effect to fee waivers and assuming reinvestment of dividends and capital gains.

Q&A
--------------------------------------------------------------------------------
AN INTERVIEW WITH DAN CANTOR, PORTFOLIO MANAGER
OF STEIN ROE ADVISOR GROWTH & INCOME FUND AND SR&F GROWTH & INCOME PORTFOLIO

FUND DATA
INVESTMENT OBJECTIVE:
Stein Roe Advisor Growth & Income Fund seeks both growth of capital and current income by investing primarily in common stocks of well-established companies having large market capitalizations. The portfolio manager looks for common stocks that have the potential to appreciate in value and pay dividends.

Q: HOW DID THE FUND PERFORM BETWEEN OCTOBER 1998 AND MARCH 1999?

CANTOR: Our results were good, especially considering that some cyclical and consumer stocks were out-of-favor for much of the time. The Fund generally kept pace with the average fund in Lipper, Inc.'s growth & income fund category as shown on page 1, providing a total return of 20.00% for the six months ended March 31, 1999.
         We're pleased to report that we held positions in six of the top seven performing stocks in the unmanaged Standard & Poor's 500 Index in calendar 1998. Several of these companies, including Wal-Mart, General Electric, IBM and Cisco Systems (3.3%, 2.3%, 2.7% and 0.6% of net assets) were among the portfolio's and the market's top performers during the first half of fiscal 1999.
         The stock market enjoyed a remarkable recovery this past autumn and the Fund benefited from an unprecedented rally that took the Dow Jones Industrial Average past the 10,000 level in late March. We achieved success amid increased market volatility and maintained a portfolio turnover rate of just 3%, significantly less than most of our peers.*

Q: WHAT SECTORS DID WELL FOR THE FUND?

CANTOR: The portfolio's retail stock holdings rose sharply in value during the first half of fiscal 1999 as consumer confidence remained high and the nation's unemployment rate dropped. When strong-performing holdings Walgreen Co. (1.9% of net assets) and Wal-Mart reached the price targets we had set for them, we reduced their participation in the Portfolio and increased our position in Kmart (0.7% of net assets) which we considered undervalued.
         In the fourth quarter of 1998, large-company technology stocks were among the leaders of the market's robust advance, and our positioning in firms such as IBM served us well. We achieved strong results in the first three months of 1999 with the help of financial and energy stocks. We'd like to think our shareholders can sleep a little better at night knowing that we're striving to limit the potential volatility that is often characteristic of more aggressive equity funds.
         This past winter, the profit outlook for certain money-center banks such as Chase Manhattan and Citigroup (2.5% and 2.7% of net assets, respectively) improved, bolstering prices of financial stocks. Energy stocks benefited from merger activity and a rebound in oil prices.

Q: Were there any disappointments?

CANTOR: Concern about weakness in personal computer sales and company-specific problems led to share price declines among some technology firms in the first calendar quarter. Economically sensitive stocks such as chemicals and railroads were weak throughout the period.

Q: What do you look for when researching a company?

CANTOR: We typically look for companies that can expand earnings by 10% to 20% a year for several years. A higher growth rate involves more investment risk than we are comfortable with for this Fund. We'd like to think our shareholders can sleep a little better at night knowing that we're striving to limit the potential volatility that is often characteristic of more aggressive equity funds.
         Some of the other characteristics we look for are a price/earnings ratio that is lower than the average of a stock's peer group, a favorable debt-to-capital ratio, and strong management teams.

Q: HOW DOES THE PORTFOLIO DIFFER FROM THE UNMANAGED S&P 500 INDEX?

CANTOR: We strive for a sensible mix of stocks that exhibit strong earnings growth potential. We have a much more concentrated portfolio than the Index, with just 59 stocks as of March 31, 1999. Historically, we have been underweighted in utility and energy stocks, which we think have limited growth prospects.

Q: WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF FISCAL 1999?

CANTOR: We think the portfolio is well-positioned for what lies ahead, especially given the volatility in interest rates during the first quarter, increasing international tensions and earnings disappointments from some large-cap growth stocks such as Coca-Cola.

         By focusing on stocks that offer a blend of growth and value characteristics, we believe we can offer investors the best of both worlds -- capital appreciation potential with a discipline that avoids excessive risks. We feel a portfolio built solely on an aggressive growth discipline seems less than prudent given that the stock market has risen more than 20% for four consecutive calendar years, an unprecedented feat. We believe the Fund is well-positioned if the market's current enthusiasm for growth stocks broadens.
         We select stocks one-by-one through fundamental research rather than attempting to predict what will happen in the U.S. economy. By focusing on stocks that offer a blend of growth and value characteristics, we believe we can offer investors the best of both worlds -- capital appreciation potential with a discipline that avoids excessive risks. However, what we see gives us continued optimism about the future. Domestic inflation has been quite low. This should help support stock prices. Additionally, personal income appears strong, and that should help bolster domestic consumption.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of all distributions. Holdings are disclosed as a percentage of the SR&F Growth & Income Portfolio's total net assets. Portfolio holdings are as of 3/31/99 and are subject to change. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; indices are not available for direct investment. The Advisor currently limits expenses to 1.40% of average daily net assets of the Stein Roe Advisor Growth & Income Fund; absent this limit, total returns would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997 is based on the performance of the SR&F Growth & Income Portfolio, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving any effect to fee waivers and assuming reinvestment of dividends and capital gains.
* As of 3/31/99, the average fund in Advisor Growth & Income Fund's Morningstar category (large-cap blend) had a portfolio turnover rate of 63%.

SR&F GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------
Portfolio of Investments at March 31, 1999
(Dollar amounts in thousands) (Unaudited)


                                                            Number        Market
COMMON STOCKS (85.2%)                                     of Shares        Value
--------------------------------------------------------------------------------
AEROSPACE (1.0%)
Boeing................................................     119,600      $  4,081

AUTO/TRUCK PARTS & EQUIPMENT (2.3%)
Federal-Mogul.........................................      81,200         3,492
Lear (a)..............................................     150,000         6,403
                                                                     -----------
                                                                           9,895
BANKS (8.0%)
BankAmerica..........................................       67,896         4,795
Chase Manhattan......................................      128,800        10,473
Citigroup............................................      176,540        11,276
Republic New York....................................       50,000         2,306
Wells Fargo & Company................................      136,660         4,792
                                                                     -----------
                                                                          33,642
BROADCASTING AND COMMUNICATIONS (1.9%)
Interpublic Group of Companies.......................       60,600         4,719
Tribune..............................................       50,000         3,272
                                                                     -----------
                                                                           7,991
CHEMICALS (0.7%)
E.I. du Pont de Nemours..............................       50,000         2,903

COMPUTERS AND COMPUTER-RELATED (5.5%)
Applied Materials....................................       20,000         1,234
Cisco Systems (a)....................................       22,500         2,465
Compaq Computer......................................      195,000         6,179
Intel................................................       15,000         1,783
International Business Machines......................       65,000        11,521
                                                                     -----------
                                                                          23,182
CONSUMER-RELATED (5.3%)
Avon Products........................................       80,000         3,765
Cendant (a)..........................................      144,186         2,271
Gillette.............................................      144,400         8,583
Procter & Gamble.....................................       81,000         7,933
                                                                     -----------
                                                                          22,552
DISTRIBUTION (8.3%)
Kmart Corporation....................................      170,000         2,858
TJX..................................................      312,800        10,635
Wal-Mart Stores......................................      150,000        13,828
Walgreen Co. ........................................      280,000         7,910
                                                                     -----------
                                                                          35,231
ELECTRICAL EQUIPMENT (2.5%)
Emerson Electric.....................................      100,000         5,294
Hubbell, class B.....................................      130,400         5,216
                                                                     -----------
                                                                          10,510
ENERGY (4.4%)
BP Amoco ADR.........................................      121,405        12,254
Enron................................................       62,500         4,016
Conoco...............................................      104,800         2,574
                                                                     -----------
                                                                          18,844
ENTERTAINMENT (0.5%)
Walt Disney..........................................       66,105         2,057

SR&F Growth & Income Portfolio Continued

                                                            Number        Market
                                                          of Shares        Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES (11.3%)
American Express....................................        104,000     $ 12,220
Associates First Capital............................         95,000        4,275
Fannie Mae..........................................        161,000       11,149
Kansas City Southern Industries.....................        266,900       15,213
Nationwide Financial Services.......................         37,000        1,554
Washington Mutual...................................         78,000        3,188
                                                                     -----------
                                                                          47,599
FOOD, BEVERAGE AND TOBACCO (4.0%)
PepsiCo.............................................        160,000        6,270
Philip Morris.......................................        203,000        7,143
Sara Lee............................................        144,000        3,564
                                                                     -----------
                                                                          16,977
HEALTH CARE (9.7%)
Abbott Laboratories.................................        117,000        5,477
Baxter International................................        120,000        7,920
Bristol-Myers Squibb................................        170,000       10,933
Roche Holdings Limited..............................            200        2,439
SmithKline Beecham ADRs.............................         40,000        2,860
Warner-Lambert......................................        170,000       11,252
                                                                     -----------
                                                                          40,881
MULTI-INDUSTRY (6.1%)
General Electric...................................          88,000        9,735
Honeywell..........................................          99,000        7,505
Monsanto...........................................         185,000        8,498
                                                                     -----------
                                                                          25,738
PAPER AND FOREST PRODUCTS (2.1%)
Georgia-Pacific....................................          95,000        7,054
Georgia-Pacific Timber Group.......................          75,000        1,683
                                                                     -----------
                                                                           8,737
RUBBER, PLASTICS AND RELATED PRODUCTS (0.5%)
Goodyear Tire & Rubber.............................          45,000        2,242

SPECIALTY CHEMICALS (4.5%)
Ecolab.............................................         330,000       11,716
Solutia............................................         141,100        6,376
                                                                     -----------
                                                                          18,822
TELECOMMUNICATIONS (3.4%)
AT&T...............................................          30,222        2,412
Bell Atlantic......................................         190,320        9,838
Lucent Technologies................................          19,588        2,111
                                                                     -----------
                                                                          14,361
TRANSPORTATION (3.2%)
Burlington Northern Santa Fe.......................         240,000        7,890
Continental Airlines, Class B (a)..................         150,000        5,700
                                                                     -----------
                                                                          13,590
                                                                     -----------
TOTAL COMMON STOCKS (Cost $186,232)................                      359,835
                                                                     -----------

SR&F Growth & Income Portfolio Continued
                                                        Principal         Market
                                                           Amount          Value
--------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS (14.9%)

COMMERCIAL PAPER (14.2%)
Rite Aid 5.150% 4/1/99............................       $ 19,965      $ 19,965
Texas Utilities 5.080% 4/6/99.....................         20,000        19,986
Volvo Treasury NA 5.050% 4/6/99...................         20,000        19,986
                                                                     -----------
(COST $59,918)....................................                       59,937

U.S. GOVERNMENT OBLIGATION (0.7%)
U.S. Treasury Note 7.125% 9/30/99 (b)
(COST $2,964).....................................          3,000         3,035
                                                                     -----------

TOTAL SHORT-TERM OBLIGATIONS (Cost $62,882).......                       62,972
                                                                     -----------


TOTAL INVESTMENTS (100.1%) (Cost $249,114) (c)....                       422,807
                                                                     -----------

OTHER ASSETS, LESS LIABILITIES (-0.1%)...........                           245)
                                                                     -----------
TOTAL NET ASSETS (100.0%)........................                      $422,562
                                                                     ===========

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) Security was pledged to cover margin requirements for open futures contracts. The following contracts were open at March 31, 1999:

                                Number of     Contract                Unrealized
    Type            Position    Contracts        Value    Expiration       Loss
    ----            ---------  ----------     --------   -----------       ----
    S&P 500 Index       Long           75      $24,249       Jun-99        $210

(c) At March 31, 1999, the cost of investments for federal income tax purposes was $249,276. Net unrealized appreciation was $173,531, consisting of gross unrealized appreciation of $177,654 and gross unrealized depreciation of $4,123.


                ACRONYM                     NAME
               --------                    ------
                  ADR             American Depositary Receipt


See accompanying Notes to Financial Statements.

ADVISOR GROWTH & INCOME FUND
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
(All amounts in thousands, except per-share data)
(Unaudited)

ASSETS
Investment in Portfolio, at value.....................................   $2,189
Cash..................................................................       24
                                                                       --------
         Total assets.................................................    2,213
                                                                       --------
LIABILITIEs
Payable to distributor................................................        3
Payable to advisor....................................................        1
Other liabilities.....................................................       34
                                                                       --------
         Total liabilities............................................       38
                                                                       --------
         Net assets...................................................   $2,175
                                                                       ========
ANALYSIS OF NET ASSETS
Paid-in capital.......................................................   $2,004
Net unrealized appreciation on investments............................      412
Accumulated overdistributed net investment income.....................       (1)
Accumulated net realized loss on investments..........................     (240)
                                                                        --------
         Net assets...................................................   $2,175
                                                                        ========
Shares outstanding (unlimited number authorized)......................      157
                                                                       ========
Net asset value per share.............................................   $13.83
                                                                       ========



See accompanying Notes to Financial Statements.

ADVISOR GROWTH & INCOME FUND
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
March 31, 1999
(All amounts in thousands)
(Unaudited)





INVESTMENT INCOME
Interest allocated from Portfolio....................................    $   10
Dividends allocated from Portfolio...................................        14
                                                                        --------
         Total investment income.....................................        24
                                                                        --------
EXPENSES
Accounting fees......................................................        12
SEC and state registration fees......................................        10
Expenses allocated from Portfolio....................................         8
Audit and legal fees.................................................         7
12b-1 distribution and service fees..................................         6
Administrative fees..................................................         2
Trustees' fees.......................................................         1
Other................................................................         3
                                                                        --------
         Total expenses..............................................        49
Reimbursement of expenses by investment advisor......................       (32)
                                                                        --------
         Net expenses................................................        17
                                                                        --------
         Net investment income.......................................         7
                                                                        --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments allocated from Portfolio............        16
Net change in unrealized appreciation on
investments and futures transactions.................................       405
                                                                        --------
         Net gain on investments.....................................       421
                                                                        --------
Net Increase in Net Assets Resulting from Operations.................    $  428
                                                                        ========



See accompanying Notes to Financial Statements.

ADVISOR GROWTH & INCOME FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)
(Unaudited)

                                                        (Unaudited)
                                                         Six months                  Year
                                                              ended                 ended
                                                           March 31,        September 30,
                                                                1999                 1998
                                                         -----------        -------------
OPERATIONS
Net investment income................................        $    7                $    5
Net realized gain (loss) on investments..............            16                  (250)
Net change in unrealized appreciation or
      depreciation on investments....................           405                   (13)
                                                           --------              --------
         Net increase (decrease) in net assets
            resulting from operations................           428                  (258)
                                                           --------              --------

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income.............           (12)                   (1)
                                                           --------              --------

SHARE TRANSACTIONS
Subscriptions to fund shares.........................           427                 3,150
Value of distributions reinvested....................             4                     1
Redemptions of fund shares...........................          (681)                 (997)
                                                           --------              --------
         Net increase (decrease) from
           share transactions........................          (250)                2,154
                                                           --------              --------

         Net increase in net assets..................           166                 1,895

TOTAL NET ASSETS
Beginning of period..................................         2,009                   114
                                                           --------              --------
End of period........................................        $2,175                $2,009
                                                           ========              ========

ACCUMULATED UNDISTRIBUTED (OVERDISTRIBUTED)
       NET INVESTMENT INCOME.........................        $   (1)               $    4
                                                           ========              ========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares.........................            34                   248
Redemptions of fund shares...........................           (51)                  (84)
                                                           --------              --------
         Net increase (decrease) in fund shares......           (17)                  164
Shares outstanding at beginning of period............           174                    10
                                                           --------              --------
Shares outstanding at end of period..................           157                   174
                                                           ========              ========


See accompanying Notes to Financial Statements.

SR&F GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
(All amounts in thousands)
(Unaudited)




ASSETS
Investments, at market value (cost of $249,114).....................   $422,807
Dividends and interest receivable...................................        476
Cash................................................................          2
                                                                     ----------
         Total assets...............................................    423,285
                                                                     ----------
LIABILITIES
Variation margin payable for futures transactions...................        420
Payable to investment advisor.......................................        217
Other liabilities...................................................         86
                                                                     ----------
         Total liabilities..........................................        723
                                                                     ----------
         Net assets applicable to investors' beneficial interest....   $422,562
                                                                     ==========


See accompanying Notes to Financial Statements.

SR&F GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 1999
(All amounts in thousands)
(Unaudited)





INVESTMENT INCOME
Interest.......................................................        $ 1,643
Dividends......................................................          2,324
                                                                    ----------
                                                                         3,967
Foreign taxes withheld.........................................            (18)
                                                                    ----------
         Total investment income...............................          3,949
                                                                    ----------
EXPENSES
Management fees................................................          1,225
Accounting fees................................................             17
Trustees' fees.................................................             12
Audit and legal fees...........................................              8
Custodian fees.................................................              6
Other..........................................................              1
                                                                    ----------
         Total expenses........................................          1,269
                                                                    ----------
         Net investment income.................................          2,680
                                                                    ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments...............................          4,678
Net realized gain on futures transactions......................          4,573
                                                                    ----------
         Net gain..............................................          9,251
                                                                    ----------
Net change in unrealized appreciation on
        investments and futures transactions...................         61,108
                                                                    ----------
         Net gain on investments and futures transactions......         70,359
                                                                    ----------
Net Increase in Net Assets Resulting from Operations...........        $73,039
                                                                    ==========



See accompanying Notes to Financial Statements.

SR&F GROWTH & INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)
(Unaudited)

                                                        (Unaudited)
                                                         Six months                  Year
                                                              ended                 ended
                                                           March 31,        September 30,
                                                                1999                 1998
                                                         -----------        -------------
OPERATIONS
Net investment income.............................          $  2,680             $  5,246
Net realized gain on investments..................             9,251                7,017
Net change in unrealized appreciation or
      depreciation on investments.................            61,108                 (242)
                                                         -----------          -----------
         Net increase in net assets
             resulting from operations............            73,039               12,021
                                                         -----------          -----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions.....................................            15,227               36,636
Withdrawals.......................................           (18,897)             (33,209)
                                                         -----------          -----------
         Net increase (decrease) from transactions
          in investors' beneficial interest.......            (3,670)               3,427
                                                         -----------          -----------

         Net increase in net assets...............            69,369               15,448

TOTAL NET ASSETS
Beginning of period...............................           353,193              337,745
                                                          -----------         -----------
End of period.....................................          $422,562             $353,193
                                                          ===========         ===========



See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
(ALL AMOUNTS IN THOUSANDS) (UNAUDITED)
NOTE 1. ORGANIZATION
Stein Roe Advisor Growth & Income Fund (the "Fund") is a series of Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth & Income Portfolio (the "Portfolio").
         The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. At commencement, Stein Roe Growth & Income Fund contributed $239,175 in securities and other assets to SR&F Growth & Income Portfolio, in exchange for beneficial ownership of the Portfolio. At February 14, 1997, Stein Roe Advisor Growth & Income Fund contributed cash of $100 to the Portfolio. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on the respective percentage of ownership. At March 31, 1999, Stein Roe Advisor Growth & Income Fund owned .52 percent of the Portfolio.
--------------------------------------------------------------------------------
Note 2.Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund and Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions
are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

Security Valuations

All securities are valued as of March 31, 1999. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

FUTURES CONTRACTS

During the six months ended March 31, 1999, SR&F Growth & Income Portfolio entered into stock index futures contracts to either hedge against expected declines of its portfolio securities or as a temporary substitute for the purchase of individual stocks. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

FEDERAL INCOME TAXES

No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to the owners based on their respective percentages of ownership.
         The Fund intends to utilize provisions of federal income tax law, which allows it to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1998, Advisor Growth & Income Fund had a capital loss carryforward of $257, which expires in 2005 and 2006.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and pays dividends of any net investment income at least quarterly, and any net realized capital gains annually. Shareholder distributions are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES

The Fund and the Portfolio pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Advisor"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment advisor and administrator. The management fee for the Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of
 .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter.
         The Advisor also provides fund accounting services. For the six months ended March 31, 1999, the Fund and the Portfolio incurred charges of $12 and $17, respectively.
         The Advisor has agreed to reimburse the Fund to the extent that annual expenses exceed 1.40 percent of average daily net assets. The expense limitation expires on January 31, 2000, subject to earlier termination by the Advisor on 30 days notice.
         Shares of the Fund are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Liberty. The trustees of the Trust have adopted a plan of distribution and service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for services and/or distribution, the Distributor receives from the Fund a fee at an annual rate not to exceed 0.25 percent of average daily net assets.
         Transfer agent fees are paid to Liberty Funds Services, Inc., ("LFS"), an indirect, wholly-owned subsidiary of Liberty.
         Certain officers and trustees of the Trust are also officers of the Advisor. The compensation of trustees not affiliated with the Advisor, the Fund and the Portfolio for the six months ended March 31, 1999, was $1 and $12, respectively. No remuneration was paid to any other trustee or officer of the Trust.

--------------------------------------------------------------------------------
NOTE 4. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Fund and the Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had short-term borrowings during the six months ended March 31, 1999.

NOTE 5. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended March 31, 1999, were $10,253 and $13,638, respectively.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
ADVISOR GROWTH & INCOME FUND
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.


                                                                  (UNAUDITED)
                                                             SIX MONTHS ENDED       YEAR ENDED       PERIOD ENDED
                                                                    MARCH 31,    SEPTEMBER 30,      SEPTEMBER 30,
                                                                         1999             1998            1997(A)
                                                             ----------------    --------------     --------------

NET ASSET VALUE, BEGINNING OF PERIOD .....................             $11.58            $11.36             $10.00
                                                                     --------          --------           --------
INCOME FROM INVESTMENT OPERATIONS
         Net investment income............................               0.04              0.13               0.03
         Net realized and unrealized gain on investments                 2.27              0.23               1.33
                                                                     --------          --------           --------
           Total from investment operations...............               2.31              0.36               1.36
                                                                     --------          --------           --------
Distributions
         Net investment income............................              (0.06)            (0.14)                --
                                                                     --------          --------           --------
Net Asset Value, End of Period............................             $13.83            $11.58             $11.36
                                                                      ========         ========           ========
Ratio of net expenses to average net assets (b)...........              1.40%(c)           1.40%              1.40%(c)
Ratio of net investment income to average net assets (d)..              0.58%(c)           0.58%              0.54%(c)
Total return (d)..........................................             20.00%              3.18%             13.60%
Net assets, end of period (000's).........................            $2,175             $2,009              $ 114


(a) From commencement of operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment advisor, this ratio would have been 4.15 percent for the six months ended March 31, 1999, 10.68 for the year ended September 30, 1998 and 88.76 percent for the period ended September 30, 1997.
(c) Annualized.
(d) Computed giving effect to the investment advisor's expense limitation undertaking.
--------------------------------------------------------------------------------

SR&F GROWTH & INCOME PORTFOLIO

                                                                  (Unaudited)
                                                             Six Months Ended       Year Ended       Period Ended
                                                                    March 31,    September 30,      September 30,
                                                                         1999             1998            1997(a)
                                                             ----------------    --------------     --------------

Ratio of net expenses to average net assets..............            0.63%(b)             0.65%           0.65%(b)
Ratio of net investment income to average net assets.....            1.33%(b)             1.44%           2.04%(b)
Portfolio turnover rate..................................               3%                  11%              7%


(a) From commencement of operations on February 3, 1997.
(b) Annualized.

STEIN ROE ADVISOR TRUST
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Kevin M. Carome, Vice President,
  Assistant Secretary
J. Kevin Connaughton, Vice President
Erik P. Gustafson, Vice President
James P. Haynie, Vice President
Harvey B. Hirschhorn, Vice President
Timothy Jacoby, Vice President
Michael T. Kennedy, Vice President
Gail D. Knudsen, Vice President
Stephen M. Lockman, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Arthur J. McQueen, Vice President
Maureen Newman, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Brian D. Pollard, Vice President
Gita R. Rao, Vice President
Michael E. Rega, Vice President
M. Gerard Sandel, Vice Preisdent
Gloria J. Santella, Vice President
Sharlene Thomas, Vice President
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Scott E. Volk, Treasurer

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
Ernst & Young LLP
Independent Auditors

Stein Roe & Farnham
One South Wacker Drive
Chicago, IL 60606-1130
www.steinroe.com

Liberty Funds Distributor, Inc. 5/99